As filed with the Securities and Exchange Commission on December 8, 2010

Registration No. 333-170744

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

CLOUD PEAK ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1221 (Primary Standard Industrial Classification Code Number)	26-3088162 (I.R.S. Employer Identification Number)

505 S. Gillette Ave.

Gillette, Wyoming 82716

(307) 687-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Colin Marshall

Chief Executive Officer

Cloud Peak Energy Inc.

505 S. Gillette Ave.

Gillette, Wyoming 82716

(307) 687-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael C. Ryan, Esq. Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Tel: (212) 504-6000 Fax: (212) 504-6666	Bryan Pechersky, Esq. Cloud Peak Energy Inc. 385 Interlocken Crescent, Suite 400 Broomfield, Colorado 80021 (720) 566-2900

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act of 1934, as amended. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be Registered		Proposed maximum offering price per share(1)	Proposed maximum aggregate offering price(1)	Amount of Registration Fee(2)
Common stock, par value $0.01 per share	29,400,000	(3)(4)	$19.78	$581,605,500.00	$41,468.47

(1)                                 Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act. The price per share and aggregate offering price are based on the average of the high and low sales prices of the registrant’s common stock on November 16, 2010, as reported on the New York Stock Exchange.

(2)                                 Previously paid.

(3)                                 This amount represents shares of common stock of Cloud Peak Energy Inc. to be offered by the selling shareholders from time to time after the effective date of this registration statement. Such shares are issuable upon the exercise by the selling shareholders of the selling shareholders’ right to require Cloud Peak Energy Resources LLC to redeem their common membership units of Cloud Peak Energy Resources LLC and the subsequent exercise by Cloud Peak Energy Inc. of its assumption right and election to acquire such common membership units for its common stock granted pursuant to the limited liability company agreement of Cloud Peak Energy Resources LLC.

(4)                                 All of the shares will be offered by the selling shareholders. Accordingly, this registration statement includes an indeterminate number of additional shares of common stock of Cloud Peak Energy Inc. issuable for no additional consideration pursuant to any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration. In the event of a stock split, stock dividend or similar transaction involving the common stock of Cloud Peak Energy Inc., in order to prevent dilution, the number of shares registered shall be automatically increased to cover the additional shares in accordance with Rule 416(a) under the Securities Act.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-170744) of Cloud Peak Energy Inc. is being filed solely to file the exhibits indicated in “Part II—Item 16(a)—Exhibits” and “Part II—Index to Exhibits.”  Other than the filing of exhibits and corresponding changes to the exhibit index and signature page, the remainder of the Form S-1 is unchanged.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 13.  Other Expenses of Issuance and Distribution.

Other expenses in connection with the issuance and distribution of the securities to be registered hereunder will be substantially as follows (all amounts are estimated except the SEC registration fee and the Financial Industry Regulatory Authority filing fee):

Item	Amount
SEC registration fee	$41,468.47
FINRA filing fee	$58,660.55
Accounting fees and expenses	$300,000.00
Legal fees and expenses	$660,000.00
Printing and engraving expenses	$175,000.00
Miscellaneous expenses	$295,000.00
Total	$1,530,129.02

We and the selling shareholders will bear the costs associated with this registration statement in accordance with the terms of the registration rights agreement, which provides that the selling shareholders will bear 75% and we will bear 25% of all reasonable, out-of-pocket fees and expenses incident to the registration of the securities covered by this prospectus.

Item 14.  Indemnification of Directors and Officers.

Section 145 of the DGCL permits a Delaware corporation to indemnify its officers, directors and other corporate agents to the extent and under the circumstances set forth therein. Our amended and restated certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the DGCL. These indemnification provisions may be sufficiently broad to permit indemnification of the registrant’s executive officers and directors for liabilities, including reimbursement of expenses incurred, arising under the Securities Act.

Pursuant to Section 102(b)(7) of the DGCL, our amended and restated certificate of incorporation eliminates the personal liability of a director to us or our shareholders for monetary damages for a breach of fiduciary duty as a director, except for liabilities arising:

•                  from any breach of the director’s duty of loyalty to us or our shareholders;

•                  from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•                  under Section 174 of the DGCL; and

•                  from any transaction from which the director derived an improper personal benefit.

The above discussion of Section 145 of the DGCL and of our amended and restated certificate of incorporation and bylaws is not intended to be exhaustive and is respectively qualified in its entirety by Section 145 of the DGCL, our amended and restated certificate of incorporation and our bylaws.

As permitted by Section 145 of the DGCL, we will carry primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under the policies, the insurer, on our behalf, may also pay amounts for which we granted indemnification to our directors and officers.

Item 15.  Recent Sales of Unregistered Securities.

In connection with our incorporation on July 31, 2008 under the laws of the State of Delaware, we issued one share of our common stock to RTA for an aggregate purchase price of $1.00. This security was offered and sold by us in reliance upon the exemption from the registration requirements provided by Section 4(2) of the Securities Act.

Item 16.  Exhibits and Financial Statement Schedules.

(a)                                  Exhibits.

INDEX TO EXHIBITS

Exhibit No.		Description
2	.1*

Membership Interest Purchase Agreement, dated as of March 8, 2009 by and between Rio Tinto Sage LLC and Arch Coal, Inc. (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Current Report on From 8-K filed on March 12, 2009), as amended by the first amendment, dated as of April 6, 2009 (incorporated herein by reference to Exhibit 2.3 to Arch Coal, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009), as amended by the second amendment, dated as of September 30, 2009 (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on October 1, 2009)

3	.1*	Amended and Restated Certificate of Incorporation of Cloud Peak Energy Inc.

3	.2*	Amended and Restated Bylaws of Cloud Peak Energy Inc.

4	.1*

Form of stock certificate of Cloud Peak Energy Inc. (incorporated herein by reference to Exhibit 4.1 to Cloud Peak Energy Inc.’s Registration Statement on Amendment No. 5 to Form S-1 filed on November 16, 2009)

5	.1**	Opinion of Cadwalader, Wickersham & Taft LLP

10	.1*	Federal Coal Lease WYW-151643: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.1 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.2*	Federal Coal Lease WYW-141435: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.2 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.3*	Federal Coal Lease WYW-0321780: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.3 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.4*	Federal Coal Lease WYW-0322255: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.4 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.5*	State of Wyoming Coal Lease No. 0-26695: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.5 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.6*	Federal Coal Lease WYW-8385: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.6 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.7*	Federal Coal Lease WYW-23929: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.7 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

Exhibit No.		Description
10	.8*	Federal Coal Lease WYW174407: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.8 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.9*	Federal Coal Lease WYW-154432: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.9 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.10*	State of Wyoming Coal Lease No. 0-26935-A: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.10 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.11*	State of Wyoming Coal Lease No. 0-26936-A: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.11 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.12*	Federal Coal Lease MTM-88405: Spring Creek Mine (incorporated herein by reference to Exhibit 10.12 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.13*	Modified Coal Lease MTM-069782: Spring Creek Mine (incorporated herein by reference to Exhibit 10.1 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on June 18, 2010)

10	.14*	Federal Coal Lease MTM-94378: Spring Creek Mine (incorporated herein by reference to Exhibit 10.14 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.15*	State of Montana Coal Lease No. C-1101-00: Spring Creek Mine (incorporated herein by reference to Exhibit 10.15 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.16*	State of Montana Coal Lease No. C-1099-00: Spring Creek Mine (incorporated herein by reference to Exhibit 10.16 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.17*	State of Montana Coal Lease No. C-1100-00: Spring Creek Mine (incorporated herein by reference to Exhibit 10.17 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.18*	State of Montana Coal Lease No. C-1088-05: Spring Creek Mine (incorporated herein by reference to Exhibit 10.18 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.19*

Agreement by and among Western Minerals, Inc., Wytana, Inc., Montana Royalty Company, Ltd. and Peter Kiewit Sons’ Inc., dated September 1, 1970, as amended by supplement dated as of January 1, 1974, amendment No. 2 dated as of December 1, 1977, amendment No. 3, dated as of August 24, 1978, amendment No. 4, dated as of January 1, 1982, amendment No. 5, dated as of July 9, 1983, amendment No. 6, dated as of May 7, 1985, amendment No. 7, dated as of January 1, 1989, amendment No. 8, dated as of January 1, 1989, amendment No. 9, dated as of December 13, 1990 (sic), amendment No. 10, dated as of January 1, 1999, and amendment No. 11, dated as of April 9, 2002 (incorporated herein by reference to Exhibit 10.19 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.20*

Master Separation Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC, Rio Tinto America Inc., Rio Tinto Energy America Inc. and Kennecott Management Services Company (incorporated herein by reference to Exhibit 10.1 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.21*

Transition Services Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC and Rio Tinto Services Inc. (incorporated herein by reference to Exhibit 10.2 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

Exhibit No.		Description
10	.22*

Registration Rights Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC, Rio Tinto America Inc., Rio Tinto Energy America Inc., and Kennecott Management Services Company (incorporated herein by reference to Exhibit 10.3 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.23*

Employee Matters Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC, Rio Tinto America Inc., Rio Tinto Energy America Inc., Cloud Peak Energy Services Company and, for a limited purpose, Rio Tinto plc and Rio Tinto Limited (incorporated herein by reference to Exhibit 10.4 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.24*

Trademark Assignment Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Resources LLC and Rio Tinto Energy America Inc. (incorporated herein by reference to Exhibit 10.8 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.25*

Management Services Agreement, dated as of November 19, 2009, by and between Cloud Peak Energy Inc. and Cloud Peak Energy Resources LLC (incorporated herein by reference to Exhibit 10.9 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.26*

RTEA Coal Supply Agreement, dated as of November 19, 2009, by and between Cloud Peak Energy Resources LLC and Rio Tinto Energy America Inc. (incorporated herein by reference to Exhibit 10.10 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.27*

Credit Agreement, dated as of November 25, 2009, by and among Cloud Peak Energy Resources LLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Islands Branch, RBC Capital Markets, Calyon New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Societe Generale, and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 10.1 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on December 2, 2009)

10	.28*

Guarantee and Security Agreement, dated as of November 25, 2009, by and between Cloud Peak Energy Resources LLC (and its subsidiaries listed on the signature page) and Morgan Stanley Senior Funding, Inc. (incorporated herein by reference to Exhibit 10.2 of the Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on December 2, 2009)

10	.29*

Escrow Agreement, dated as of November 25, 2009, by and among Cloud Peak Energy Resources LLC, Rio Tinto Energy America Inc., and SunTrust Bank (incorporated herein by reference to Exhibit 10.3 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on December 2, 2009)

10	.30*

Assignment Agreement between Rio Tinto Energy America Inc. and Cloud Peak Energy Resources LLC dated October 29, 2009 (incorporated herein by reference to Exhibit 10.42 to Amendment No. 3 to Cloud Peak Energy Inc.’s Form S-1 filed on November 2, 2009)

10	.31*

Third Amended and Restated Limited Liability Company Agreement of Cloud Peak Energy Resources LLC, dated as of November 19, 2009, by and among Rio Tinto Energy America Inc., Kennecott Management Services Company and Cloud Peak Energy Inc. (incorporated herein by reference to Exhibit 10.5 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

Exhibit No.		Description
10	.32*

Tax Receivable Agreement, dated as of November 19, 2009, by and between Cloud Peak Energy Inc. and Rio Tinto Energy America Inc. (incorporated by reference to Exhibit 10.11 to the Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.33*	Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.32 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.34*

Form of IPO Director Restricted Stock Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.44 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.35*

Form of IPO Nonqualified Stock Option Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.33 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.36*

Form of IPO Restricted Stock Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.34 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.37*	Form of Cloud Peak Energy Inc. Annual Incentive Plan (incorporated by reference to Exhibit 10.35 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.38*

Employment Agreement between Cloud Peak Energy Inc. and Colin Marshall dated as of November 14, 2009 (incorporated by reference to Exhibit 10.40 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.39*

Employment Agreement between Cloud Peak Energy Inc. and Michael Barrett dated as of November 14, 2009 (incorporated by reference to Exhibit 10.41 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.40*

Employment Agreement between Cloud Peak Energy Inc. and Adrian Nick Taylor dated as of November 14, 2009 (incorporated by reference to Exhibit 10.42 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.41*

Employment Agreement between Cloud Peak Energy Inc. and Gary Rivenes dated as of November 14, 2009 (incorporated by reference to Exhibit 10.43 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.42*

Employment Agreement between Cloud Peak Energy Inc. and James Orchard dated as of November 14, 2009 (incorporated by reference to Exhibit 10.44 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.43*

Employment Agreement between Cloud Peak Energy Inc. and Cary Martin dated as of November 14, 2009 (incorporated by reference to Exhibit 10.45 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.44*

Employment Agreement between Cloud Peak Energy Inc. and Bryan Pechersky dated as of March 3, 2010 (incorporated by reference to Exhibit 10.46 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.45*

Employment Agreement between Cloud Peak Energy Inc. and Todd Myers dated as of July 6, 2010 (incorporated by reference to Exhibit 10.2 to Cloud Peak Energy Inc.’s Quarterly Report on Form 10-Q filed on August 5, 2010)

Exhibit No.		Description
21	.1*	List of subsidiaries of Cloud Peak Energy Inc. (incorporated by reference to Exhibit 21.1 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

23	.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23	.2*	Consent of KPMG LLP, Independent Registered Public Accounting Firm

23	.3**	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1)

24	.1*	Power of Attorney

*                                         Previously filed.

**                                  Filed herewith.

+                                         To be filed by amendment.

(b)                                 Financial Statement Schedules.

None.

Item 17.  Undertakings.

(a)                                  The undersigned registrant hereby undertakes:

(1)                                  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)                                     To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)                                  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)                               To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)                                  That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)                                  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)                                 The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(c)                                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)                                 The undersigned registrant hereby undertakes:

(1)                                  That for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4), or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)                                  That for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Gillette, State of Wyoming, on December 8, 2010.

CLOUD PEAK ENERGY INC.

By:	/s/ Colin Marshall
Colin Marshall
Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 8th day of December, 2010.

	Name and Signature	Title

	/s/ Colin Marshall	President, Chief Executive Officer and Director (Principal Executive Officer)
Colin Marshall

	/s/ Michael Barrett	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Michael Barrett

	/s/ Heath Hill	Vice President and Chief Accounting Officer (Principal Accounting Officer)
Heath Hill

	*	Chairman of the Board of Directors
Keith Bailey

	*	Director
Preston Chiaro

	*	Director
William Fox III

	*	Director
C. Kevin McArthur

	*	Director
Steven Nance

	*	Director
William Owens

	*	Director
Chris Tong

*By:	/s/ Colin Marshall	Attorney-in-Fact
Colin Marshall

INDEX TO EXHIBITS

Exhibit No.		Description
2	.1*

Membership Interest Purchase Agreement, dated as of March 8, 2009 by and between Rio Tinto Sage LLC and Arch Coal, Inc. (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Current Report on From 8-K filed on March 12, 2009), as amended by the first amendment, dated as of April 6, 2009 (incorporated herein by reference to Exhibit 2.3 to Arch Coal, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009), as amended by the second amendment, dated as of September 30, 2009 (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on October 1, 2009)

3	.1*	Amended and Restated Certificate of Incorporation of Cloud Peak Energy Inc.

3	.2*	Amended and Restated Bylaws of Cloud Peak Energy Inc.

4	.1*

Form of stock certificate of Cloud Peak Energy Inc. (incorporated herein by reference to Exhibit 4.1 to Cloud Peak Energy Inc.’s Registration Statement on Amendment No. 5 to Form S-1 filed on November 16, 2009)

5	.1**	Opinion of Cadwalader, Wickersham & Taft LLP

10	.1*	Federal Coal Lease WYW-151643: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.1 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.2*	Federal Coal Lease WYW-141435: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.2 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.3*	Federal Coal Lease WYW-0321780: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.3 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.4*	Federal Coal Lease WYW-0322255: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.4 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.5*	State of Wyoming Coal Lease No. 0-26695: Antelope Coal Mine (incorporated herein by reference to Exhibit 10.5 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.6*	Federal Coal Lease WYW-8385: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.6 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.7*	Federal Coal Lease WYW-23929: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.7 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.8*	Federal Coal Lease WYW174407: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.8 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.9*	Federal Coal Lease WYW-154432: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.9 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.10*	State of Wyoming Coal Lease No. 0-26935-A: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.10 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.11*	State of Wyoming Coal Lease No. 0-26936-A: Cordero-Rojo Mine (incorporated herein by reference to Exhibit 10.11 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.12*	Federal Coal Lease MTM-88405: Spring Creek Mine (incorporated herein by reference to Exhibit 10.12 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

Exhibit No.		Description
10	.13*	Modified Coal Lease MTM-069782: Spring Creek Mine (incorporated herein by reference to Exhibit 10.1 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on June 18, 2010)

10	.14*	Federal Coal Lease MTM-94378: Spring Creek Mine (incorporated herein by reference to Exhibit 10.14 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.15*	State of Montana Coal Lease No. C-1101-00: Spring Creek Mine (incorporated herein by reference to Exhibit 10.15 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.16*	State of Montana Coal Lease No. C-1099-00: Spring Creek Mine (incorporated herein by reference to Exhibit 10.16 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.17*	State of Montana Coal Lease No. C-1100-00: Spring Creek Mine (incorporated herein by reference to Exhibit 10.17 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.18*	State of Montana Coal Lease No. C-1088-05: Spring Creek Mine (incorporated herein by reference to Exhibit 10.18 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.19*

Agreement by and among Western Minerals, Inc., Wytana, Inc., Montana Royalty Company, Ltd. and Peter Kiewit Sons’ Inc., dated September 1, 1970, as amended by supplement dated as of January 1, 1974, amendment No. 2 dated as of December 1, 1977, amendment No. 3, dated as of August 24, 1978, amendment No. 4, dated as of January 1, 1982, amendment No. 5, dated as of July 9, 1983, amendment No. 6, dated as of May 7, 1985, amendment No. 7, dated as of January 1, 1989, amendment No. 8, dated as of January 1, 1989, amendment No. 9, dated as of December 13, 1990 (sic), amendment No. 10, dated as of January 1, 1999, and amendment No. 11, dated as of April 9, 2002 (incorporated herein by reference to Exhibit 10.19 of Cloud Peak Energy Inc.’s Form S-1 filed on August 12, 2009)

10	.20*

Master Separation Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC, Rio Tinto America Inc., Rio Tinto Energy America Inc. and Kennecott Management Services Company (incorporated herein by reference to Exhibit 10.1 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.21*

Transition Services Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC and Rio Tinto Services Inc. (incorporated herein by reference to Exhibit 10.2 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.22*

Registration Rights Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC, Rio Tinto America Inc., Rio Tinto Energy America Inc., and Kennecott Management Services Company (incorporated herein by reference to Exhibit 10.3 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.23*

Employee Matters Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Inc., Cloud Peak Energy Resources LLC, Rio Tinto America Inc., Rio Tinto Energy America Inc., Cloud Peak Energy Services Company and, for a limited purpose, Rio Tinto plc and Rio Tinto Limited (incorporated herein by reference to Exhibit 10.4 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

Exhibit No.		Description
10	.24*

Trademark Assignment Agreement, dated as of November 19, 2009, by and among Cloud Peak Energy Resources LLC and Rio Tinto Energy America Inc. (incorporated herein by reference to Exhibit 10.8 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.25*

Management Services Agreement, dated as of November 19, 2009, by and between Cloud Peak Energy Inc. and Cloud Peak Energy Resources LLC (incorporated herein by reference to Exhibit 10.9 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.26*

RTEA Coal Supply Agreement, dated as of November 19, 2009, by and between Cloud Peak Energy Resources LLC and Rio Tinto Energy America Inc. (incorporated herein by reference to Exhibit 10.10 to Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.27*

Credit Agreement, dated as of November 25, 2009, by and among Cloud Peak Energy Resources LLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Islands Branch, RBC Capital Markets, Calyon New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Societe Generale, and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 10.1 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on December 2, 2009)

10	.28*

Guarantee and Security Agreement, dated as of November 25, 2009, by and between Cloud Peak Energy Resources LLC (and its subsidiaries listed on the signature page) and Morgan Stanley Senior Funding, Inc. (incorporated herein by reference to Exhibit 10.2 of the Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on December 2, 2009)

10	.29*

Escrow Agreement, dated as of November 25, 2009, by and among Cloud Peak Energy Resources LLC, Rio Tinto Energy America Inc., and SunTrust Bank (incorporated herein by reference to Exhibit 10.3 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on December 2, 2009)

10	.30*

Assignment Agreement between Rio Tinto Energy America Inc. and Cloud Peak Energy Resources LLC dated October 29, 2009 (incorporated herein by reference to Exhibit 10.42 to Amendment No. 3 to Cloud Peak Energy Inc.’s Form S-1 filed on November 2, 2009)

10	.31*

Third Amended and Restated Limited Liability Company Agreement of Cloud Peak Energy Resources LLC, dated as of November 19, 2009, by and among Rio Tinto Energy America Inc., Kennecott Management Services Company and Cloud Peak Energy Inc. (incorporated herein by reference to Exhibit 10.5 of Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.32*

Tax Receivable Agreement, dated as of November 19, 2009, by and between Cloud Peak Energy Inc. and Rio Tinto Energy America Inc. (incorporated by reference to Exhibit 10.11 to the Cloud Peak Energy Inc.’s Current Report on Form 8-K filed on November 25, 2009)

10	.33*	Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.32 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.34*

Form of IPO Director Restricted Stock Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.44 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

Exhibit No.		Description
10	.35*

Form of IPO Nonqualified Stock Option Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.33 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.36*

Form of IPO Restricted Stock Agreement under the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit 10.34 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.37*	Form of Cloud Peak Energy Inc. Annual Incentive Plan (incorporated by reference to Exhibit 10.35 to Amendment No. 5 to Cloud Peak Energy Inc.’s Form S-1 filed on November 16, 2009)

10	.38*

Employment Agreement between Cloud Peak Energy Inc. and Colin Marshall dated as of November 14, 2009 (incorporated by reference to Exhibit 10.40 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.39*

Employment Agreement between Cloud Peak Energy Inc. and Michael Barrett dated as of November 14, 2009 (incorporated by reference to Exhibit 10.41 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.40*

Employment Agreement between Cloud Peak Energy Inc. and Adrian Nick Taylor dated as of November 14, 2009 (incorporated by reference to Exhibit 10.42 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.41*

Employment Agreement between Cloud Peak Energy Inc. and Gary Rivenes dated as of November 14, 2009 (incorporated by reference to Exhibit 10.43 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.42*

Employment Agreement between Cloud Peak Energy Inc. and James Orchard dated as of November 14, 2009 (incorporated by reference to Exhibit 10.44 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.43*

Employment Agreement between Cloud Peak Energy Inc. and Cary Martin dated as of November 14, 2009 (incorporated by reference to Exhibit 10.45 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.44*

Employment Agreement between Cloud Peak Energy Inc. and Bryan Pechersky dated as of March 3, 2010 (incorporated by reference to Exhibit 10.46 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

10	.45*

Employment Agreement between Cloud Peak Energy Inc. and Todd Myers dated as of July 6, 2010 (incorporated by reference to Exhibit 10.2 to Cloud Peak Energy Inc.’s Quarterly Report on Form 10-Q filed on August 5, 2010)

21	.1*	List of subsidiaries of Cloud Peak Energy Inc. (incorporated by reference to Exhibit 21.1 to Cloud Peak Energy Inc.’s Annual Report on Form 10-K filed on March 17, 2010)

23	.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23	.2*	Consent of KPMG LLP, Independent Registered Public Accounting Firm

23	.3**	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1)

24	.1*	Power of Attorney

*                                         Previously filed.

**                                  Filed herewith.

+                                         To be filed by amendment.